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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 18, 2003



                         Keryx Biopharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                     000-30929               13-4087132
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)



                              750 Lexington Avenue
                            New York, New York 10022
                    (Address of principal executive offices)


                                 (212)-531-5965
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         On November 18, 2003 Keryx Biopharmaceuticals, Inc. announced the private placement of approximately 3.5 million shares of its common stock and warrants to purchase an additional 705,000 shares of common stock. The November 18, 2003 Press Release relating to the private placement is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

         The following exhibit is filed as a part of this report:

         Exhibit
         Number         Description
         ------         -----------

         99.1           Press Release dated November 18, 2003.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Keryx Biopharmaceuticals, Inc.
                                        (Registrant)



Date:  November 18, 2003                By: /s/ Michael S. Weiss
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                                            Michael S. Weiss
                                            Chairman and Chief Executive Officer